UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 4, 2003


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On July 4, 2003, Infowave Software, Inc. (the "Company") completed the acquisition of substantially all of the business and assets of HiddenMind Technology, LLC, a wireless software company based in Cary, North Carolina ("HiddenMind"). HiddenMind offers a mobile application platform that enables companies to extend existing date and applications to mobile devices.

Under the terms of the Acquisition Agreement dated May 28, 2003, the Company acquired such business and assets in consideration for US$2,031,105. The purchase price was paid by the Company through the issuance to HiddenMind of 14,966,034 units ("Units") of the Company at a deemed price of Cdn.$0.19 per Unit. Each Unit consists of one common share and one half of one warrant (a "Warrant"). Each whole Warrant entitles the holder to purchase an additional common share of the Company at an exercise price of Cdn.$0.19 until July 4, 2005. The transaction will be accounted for under the purchase method of accounting.

Item 5.  Other Events

Attached as an exhibit to this report is (i) a press release dated July 7, 2003 and (ii) a press release dated July 16, 2003.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The financial information required by this item will be filed by amendment within 60 days of July 19, 2003.

(b)  Pro Form Financial Information

The financial information required by this item will be filed by amendment within 60 days of July 19, 2003.

(c)  Exhibits

         Exhibit
         Number          Description
         ------          -----------
           2.1           Acquisition Agreement dated May 28, 2003 between the
                         Company and HiddenMind

          99.1           Press Release dated July 7, 2003

          99.2           Press Release dated July 16, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: July 17, 2003                     By:  /s/ George Reznik
                                        -------------------------------------
                                        George Reznik, Chief Financial
                                        Officer and Member of the Office of
                                        the President

                                 EXHIBIT INDEX



         Exhibit
         Number          Description
         ------          -----------
           2.1           Acquisition Agreement dated May 28, 2003 between the
                         Company and HiddenMind

          99.1           Press Release dated July 7, 2003

          99.2           Press Release dated July 16, 2003